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                                                                 EXHIBIT (10)(c)
[MERRILL LYNCH LIFE INSURANCE COMPANY LETTERHEAD]



                       CONSENT OF BARRY G. SKOLNICK, ESQ.


I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus incorporated by reference in Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account A of Merrill Lynch Life Insurance Company, File No. 333-90243.


                                         By:    /s/ Barry G. Skolnick
                                               --------------------------------
                                                Barry G. Skolnick, Esq.
                                                Senior Vice President and
                                                General Counsel

September 24, 2001